UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 29, 2005
         ---------------------------------------------------------------

                                 CIT GROUP INC.
                                 --------------
             (Exact name of registrant as specified in its charter)

            Delaware               001-31369               65-1051192
            ---------------------------------------------------------
        (State or other          (Commission              (IRS Employer
        jurisdiction of          File Number)           Identification No.)
        incorporation)

                           1211 Avenue of the Americas
                               New York, NY 10036
                          ----------------------------
              (Address of registrant's principal executive office)

       Registrant's telephone number, including area code: (212) 536-1211
       ------------------------------------------------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.05. Costs Associated with Exit or Disposal Activities

      On June 29, 2005, the Board of Directors of CIT Group Inc. (the "Company" or "CIT") committed CIT to a plan to consolidate certain of its business operations and technology systems. As a part of CIT's ongoing cost management and related to the foregoing consolidation, the Company determined that it would reduce its workforce by approximately 200 employees in North America across multiple businesses in the second and third quarter of 2005. The Company expects that expenses for these workforce reductions, which will be reflected as a charge against earnings in CIT's second quarter financial statements, will total approximately $25 million (before taxes), consisting primarily of costs related to severance payments.

Item 8.01. Other Items.

      Attached as Exhibit 99.1 is the news release issued by CIT on July 6, 2005, announcing the sale of approximately $900 million of its corporate aircraft lease and loan portfolio on June 30, 2005. The pre-tax gain resulting from the sale, which will be recognized in CIT's second quarter financial statements, is expected to total approximately $22 million.

Item 9.01. Financial Statements and Exhibits.


(c) Exhibits

      99.1 News Release dated July 5, 2005

      This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT's control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words "anticipate", "believe", "expect", "estimate", "plan", "target" and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT's businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2004 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2005. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf b the undersigned hereunto duly authorized.

                                      CIT GROUP INC.
                                      --------------
                                      (Registrant)

                                      By:  /s/ William J. Taylor
                                           -------------------------------------
                                           William J. Taylor
                                           Executive Vice President & Controller
                                           (Chief Accounting Officer)

Dated: July 6, 2005